Transamerica Asset Allocation Long Horizon

SCHEDULE OF INVESTMENTS

At July 31, 2023

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 24.3%
Transamerica International Equity (A)	1,869,986	$ 38,484,322

Money Market Fund - 0.2%
Transamerica Government Money Market 4.46% (A) (B)	261,869	261,869

U.S. Equity Funds - 66.6%
Transamerica Large Growth (A)	3,043,787	34,273,042
Transamerica Large Value Opportunities (A)	3,572,188	34,078,674
Transamerica Mid Cap Growth (A)	1,106,587	9,527,716
Transamerica Mid Cap Value Opportunities (A)	812,324	9,163,012
Transamerica Small Cap Growth (A)	1,375,423	9,394,140
Transamerica Small Cap Value (A)	1,590,909	9,195,456

		105,632,040

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 8.9%
Transamerica Core Bond (A)	677,364	$ 5,825,335
Transamerica High Yield Bond (A)	371,519	2,942,434
Transamerica Inflation-Protected Securities (A)	508,684	4,710,415
Transamerica Short-Term Bond (A)	75,103	719,491

		14,197,675

Total Investment Companies (Cost $159,846,967)		158,575,906

Total Investments (Cost $159,846,967)		158,575,906
Net Other Assets (Liabilities) - (0.0)% (C)		(77,864)

Net Assets - 100.0%		$ 158,498,042

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$158,575,906	$—	$—	$158,575,906

Total Investments	$158,575,906	$—	$—	$158,575,906

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value July 31, 2023	Shares as of July 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Core Bond	$5,720,017	$436,970	$(484,347)	$(66,648)	$219,343	$5,825,335	677,364	$167,236	$—
Transamerica Government Money Market	417,375	14,143,735	(14,299,241)	—	—	261,869	261,869	7,418	—
Transamerica High Yield Bond	2,997,624	132,872	(248,823)	(49,537)	110,298	2,942,434	371,519	127,205	—
Transamerica Inflation-Protected Securities	4,645,610	422,857	(399,732)	(11,491)	53,171	4,710,415	508,684	133,035	—
Transamerica International Equity	32,921,787	470,567	(3,120,543)	68,688	8,143,823	38,484,322	1,869,986	402,560	—
Transamerica Large Growth	26,917,231	2,703,697	(2,422,472)	(304,660)	7,379,246	34,273,042	3,043,787	—	355,169
Transamerica Large Value Opportunities	34,329,231	2,700,320	(2,819,460)	(230,559)	99,142	34,078,674	3,572,188	503,093	2,137,721
Transamerica Mid Cap Growth	8,407,360	17,002	(723,582)	(27,686)	1,854,622	9,527,716	1,106,587	—	—
Transamerica Mid Cap Value Opportunities	9,158,018	610,276	(752,289)	(89,810)	236,817	9,163,012	812,324	103,322	489,952
Transamerica Short-Term Bond*	707,662	65,656	(60,442)	(3,942)	10,557	719,491	75,103	20,006	—
Transamerica Small Cap Growth	8,901,110	355,919	(739,541)	(64,818)	941,470	9,394,140	1,375,423	—	338,917
Transamerica Small Cap Value	9,515,854	1,638,575	(753,355)	(517,470)	(688,148)	9,195,456	1,590,909	210,332	1,411,241

Total	$144,638,879	$23,698,446	$(26,823,827)	$(1,297,933)	$18,360,341	$158,575,906	15,265,743	$1,674,207	$4,733,000

*	On December 9, 2022, Transamerica High Quality Bond merged with Transamerica Short-Term Bond. Transactions and earnings for Transamerica High Quality Bond and Transamerica Short-Term Bond are reflected under Transamerica Short-Term Bond.
(B)	Rate disclosed reflects the yield at July 31, 2023.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	There were no transfers in or out of Level 3 during the period ended July 31, 2023. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Funds	Page 1

Transamerica Asset Allocation Long Horizon

NOTES TO SCHEDULE OF INVESTMENTS

At July 31, 2023

(unaudited)

INVESTMENT VALUATION

Transamerica Asset Allocation Long Horizon (the “Fund”) is a series of the Transamerica Funds.

Transamerica Asset Management, Inc. (“TAM”) has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at July 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Transamerica Funds	Page 2